UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2023

WeTrade Group Inc.

(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+852-52208810

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WETG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2023, Ms. Annie Huang tendered her resignation as a Chief Financial officer of WeTrade Group Inc. (the “Company”), effective from December 13, 2023. Ms. Huang’s resignation was not result of any disagreement with the Company’s operations, policies or procedures.

On December 13, 2023, approved by the Board of Directors, the Nominating Committee and the Compensation Committee, Mr. Ken Tsang was appointed as the Chief Financial Officer of the Company, effective December 13, 2023.

The biographical information of Mr. Ken Tsang is set forth below:

Mr. Tsang is a fellow member of Association of Chartered Certified Accountants (“ACCA”) and member of Hong Kong Institute of Certified Public Accountants (“HKICPA”) with more than 15 years experiences in accounting, audit and assurance services with several listed and private companies operating in USA, Hong Kong and Mainland China. He has wide variety of industries experiences, including property developer, hotel and property management, investment companies, licensed corporations, entertainment solution companies, finance lease, factoring, general trading and manufacturing. Mr. Tsang also has extensive experiences in the capital market work and was engaged in several transactions and initial public offering in Hong Kong and USA. Mr. Tsang graduated with a bachelor’s degree at University of Hull, United Kingdom.

Mr. Tsang does not have a family relationship with any director or executive officer of the Company. He has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Tsang entered into an employment agreement with the Company and agreed to receive an annual compensation of $24,000, effective December 13, 2023. The employment agreement is qualified in its entirety by reference to the complete text of the agreement, which is filed hereto as Exhibits 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between Wetrade Group Inc. and Ken Tsang, dated December 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETRADE GROUP INC.

Date: December 14, 2023	By:	/s/ Dong Li Cheng
	Name:	Li Cheng Dong
	Title:	Chairman of Board